CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              For the Six Months Ended June 30, 1996 and the Year
                            Ended December 31, 1995
                                  (Unaudited)

     These unaudited pro forma Condensed Consolidated Statements of Operations are presented as if the acquisition of the ten office properties and land held for future development, known as the Littlefield Portfolio and the Offering and Concurrent USRealty Purchase had been consummated as of the beginning of the resepective periods.

     These unaudited pro forma Condensed Consolidated Statements of Operations should be read in conjunction with the Historical Summaries of Operating Revenue and Expenses of the Littlefield Portfolio and Notes thereto. In management's opinion, all adjustments necesssary to reflect the effects of the aforementioned transactions have been made.

     These unaudited pro forma Condensed Consolidated Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been assuming the acquisition of the Littlefield Portfolio and the Offering and Concurrent USRealty Purchase had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations of the Company for future periods.

                                                                      (in thousands, except per share data)

                                                                     For the Six months ended June 30, 1996
                                                                     --------------------------------------
                                               Historical           Offering and           Acquisition
                                              Statement of         Concurrent USRealty      of Littlefield       Pro Forma
                                              Operations (A)        Purchase (B)             Portfolio (C)       Consolidated
                                              --------------       ----------------       ----------------      ----------------
Real estate operating revenue:
      Rental revenue                              $  58,133         $            -            $    5,763 (2)           $  63,896
      Real estate service income                      5,631                      -                     -                   5,631
                                              --------------       ----------------       --------------        ----------------
             Total revenues                          63,764                      -                5,763                  69,527

Real estate operating expenses:
      Property operating expenses                    19,459                      -                2,890 (2)              22,349
      Interest expense                               13,946                 (8,111)               2,889 (3)               8,724
      General and administrative                      6,659                      -                  186 (2)               6,845
      Depreciation and amortization                  14,099                      -                1,299 (1)              15,398
                                              --------------       ----------------       --------------        ----------------
             Total operating expenses                54,163                 (8,111)               7,264                  53,316

             Real Estate Operating Income             9,601                  8,111               (1,501)                 16,211

      Other operating income (expense)                1,077                      -                    -                   1,077
                                              --------------       ----------------       --------------        ----------------

             Net operating income before
              minority interest                      10,678                  8,111               (1,501)                 17,288
                                              --------------       ----------------       --------------        ----------------

Minority interest                                    (2,602)                     -                  244                  (2,358)
                                              --------------       ----------------       --------------        ----------------

      Income from continuing operations          $    8,076            $     8,111            $  (1,257)              $  14,930
                                              ==============       ================       ==============        ================


Earnings per common share (D)                    $     0.46                                                           $   0.51
                                              ==============                                                    ================


                                                                      (in thousands, except per share data)

                                                                     For the year ended December 31, 1995
                                                                     --------------------------------------

                                                Historical           Offering and             Acquisition
                                                Statement of        Concurrent USRealty       of Littlefield       Pro Forma
                                               Operations (A)        Purchase (B)              Portfolio (C)     Consolidated
                                               ----------------     ----------------      --------------------  ----------------
Real estate operating revenue:
      Rental revenue                                 $  89,539       $            -             $11,098 (2)            $100,637
      Real estate service income                        11,315                    -                  -                   11,315
                                               ----------------     ----------------      --------------        ----------------
             Total revenues                            100,854                    -              11,098                 111,952

Real estate operating expenses:
      Property operating expenses                       31,579                    -               5,611 (2)              37,190
      Interest expense                                  21,873              (16,882)              5,983 (3)              10,974
      General and administrative                        10,711                    -                 436 (2)              11,147
      Depreciation and amortization                     18,495                    -               2,597 (1)              21,092
                                               ----------------     ----------------      --------------        ----------------
             Total operating expenses                   82,658              (16,882)             14,627                  80,403

             Real Estate Operating Income               18,196               16,882              (3,529)                 31,549

      Other operating income (expense)                    (912)                   -                   -                    (912)
                                               ----------------     ----------------      --------------        ----------------

             Net operating income before
              minority interest                         17,284               16,882              (3,529)                 30,637
                                               ----------------     ----------------      --------------        ----------------

Minority interest                                       (5,217)                   -                 738                  (4,479)
                                               ----------------     ----------------      --------------        ----------------

      Income from continuing operations              $  12,067          $    16,882            $ (2,791)              $  26,158
                                               ================     ================      ==============        ================


Earnings per common share (D)                        $    0.90                                                        $    1.02
                                               ================                                                 ================


Notes

(A) Reflects the Company's historical consolidated statements of operations for the six months ended June 30, 1996 and for the year ended December 31, 1995.

(B) Reflects the interest savings resulting from the use of proceeds from the Offering and Concurrent USRealty Purchase to pay down existing debt.

(C) Pro forma adjustments for the purchase of the Littlefield Portfolio reflect:

     (1) the depreciation expense for the Littlefield Portfolio based on the new accounting basis ($77,917) for the rental property acquired;

     (2) the historical operating activity of the Littlefield Portfolio - property operating expenses ($3,153 for the six months ended June 30, 1996 and $6,152 in 1995) have been reduced by the elimination of management fee expense that will not be incurred by the Company upon purchase of the property ($263 for the six months ended June 30, 1996 and $ 541 for 1995);

     (3) the interest expense for the Littlefield Portfolio relating to assumption of debt and draws on the line of credit ($356 and $2,533 for the six months ended June 30, 1996 and $710 and $5,273 for the year ended December 31, 1995). The interest rate on assumed debt is based on a stated rate of 7.375 percent; the interest rate on the line of credit is a LIBOR-based floating interest rate, averaging 7.5 percent for the six months ended June 30, 1996 and 7.805 percent for 1995.

(D) Based upon 33,302,471 and 29,303,438 pro forma shares of Common Stock outstanding and Common Stock equivalents on a weighted average basis during the six months ended June 30, 1996 and the year ended December 31, 1995, respectively. Net income and weighted average shares outstanding have been adjusted for the assumed conversion of minority units which have a dilutive effect on earnings per share.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 June 30, 1996

                                  (Unaudited)


     On July 18, 1996 CarrAmerica Realty Corporation, (the "Company") sold shares of Common Stock in a public offering and Security Capital U.S. Realty (USRealty) directly purchased shares of Common Stock (the Offering and Concurrent USRealty Purchase). The proceeds were to be used to repay outstanding indebtedness on the Company's line of credit, which created additional borrowing capacity, and to fund acquisitions. On August 2, 1996, the Company acquired ten office properties and land held for future development, known as the Littlefield Portfolio. The ten office properties contain approximately 894,000 square feet of space. The $96,417,000 purchase was financed through the assumption of existing debt ($9,694,000), the assumption of certain other liabilities ($1,546,000), the issuance of partnership units valued at $17,613,000 and a draw on the Company's line of credit of $67,564,000.

     This unadited pro forma Condensed Consolidated Balance sheet is presented as if the purchase of the Littlefield Portfolio and the Offering and Concurrent USRealty Purchase had been consummated on June 30, 1996. In managment's opinion, all adjustments necessary to reflect the effects of the aforementioned transactions have been made.

     This unaudited pro forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the Company's actual financial position would have been at June 30, 1996 if the afore-mentioned transactions had occurred on that date, nor does it purport to represent the future financial position of the Company.

                                                  Offering and           Acquisition
                                                Concurrent USRealty     of Littlefield             Pro Forma
                                  Historical       Purchase (B)          Portfolio (C)            Consolidated
                                 ------------ ----------------------  -------------------     -------------------
                                                          (In thousands)
     ASSETS
Rental property, net              $   732,573       $       -            $     85,495         $    818,068
Land held for development               9,605               -                  10,344               19,949
Restricted and unrestricted cash       21,656               -                       -               21,656
Other assets                           74,833               -                     578               75,411
                                  -----------       -------------        -------------        -------------
                                  $   838,667       $       -            $     96,417         $    935,084
                                  ===========       =============        =============        =============
     LIABILITIES
Mortgages and notes payable       $   452,993       $ (216,298)          $     77,258         $    313,953
Other liabilities                      14,540                -                  1,546               16,086
                                  -----------       -------------        -------------        -------------
                                      467,533         (216,298)                78,804              330,039

Minority interest                      34,498                -                 17,613               52,111

     STOCKHOLDERS' EQUITY
Common Stock                              252              103                      -                  355
Additional paid-in capital            372,070          216,195                      -              588,265
Dividends in excess of earning        (35,686)               -                      -              (35,686)
                                  -----------       -------------        -------------        -------------
                                      336,636          216,298                      -              552,934
                                  -----------       -------------        -------------        -------------
                                  $   838,667       $        -           $     96,417         $    935,084
                                  ===========       =============        =============        =============

Notes:

(A) Reflects the Company's unaudited historical consolidated balance sheet as of June 30, 1996.

(B) Reflects the effects of the Offering and the Concurrent USRealty Purchase which resulted in the issuance of 7,475,000 and 2,785,714 shares of Common Stock, respectively, in connection herewith at a price of $22.00 per share. Transaction costs of $9,438 were incurred.

(C) Reflects the purchase of ten office properties and certain land known as the Littlefield Portfolio ($96,417) through the assumption of existing debt ($9,694), the assumption of certain other liabilities ($1,546), the issuance of partnership units valued at $17,613 and a draw on the Company's line of credit of $67,564.